1Q ’10 Earnings
- transforming investment into future value
1Q 2010 Earnings Conference Call
May 4, 2010
EXHIBIT 99.1

1Q ’10 Earnings
Certain statements contained herein, regarding matters that are not historical facts, are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). These include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future. Such forward-
looking statements are based on the Corporation’s expectations and involve risks and uncertainties;
consequently, actual results may differ materially from those expressed or implied in the statements.
Such risks and uncertainties include, but are not limited to, general economic conditions, legislative and regulatory changes, changes in demand for electricity and other products and services, unanticipated weather conditions, changes in accounting principles, policies or guidelines, and other economic, competitive, governmental, and technological factors affecting the operations, timing, markets, products, services and prices of the Corporation’s subsidiaries. The foregoing and other factors are discussed and should be reviewed in the Corporation’s most recent Annual Report on Form 10-K and other subsequent periodic filings with the Securities and Exchange Commission. Forward-looking statements included herein speak only as of the date hereof and the Corporation undertakes no obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances.
Important Note to Investors
James Torgerson
President and Chief Executive Officer
Richard Nicholas
Executive Vice President and Chief Financial Officer

1Q ’10 Earnings
1Q ’10 consolidated earnings of $16.1 million, or $0.53 per share, compared to $12.0 million, or $0.48 per share, in 1Q ’09
 ➢ Net income grew 34%, an increase of $0.05 per share compared to the 1Q ‘09; in spite of $0.10 per share earnings dilution from May ‘09 equity offering
 ➢ Strong first quarter performance
 » $19M distribution rate increase effective 1/1/10 + $21.6M ’09 & ‘10 pension recovery
 » Continued focus on managing operating costs
 » Decoupling provides Commission-determined level of revenue
 » Transmission net income growth - higher rate base and equity capitalization

1Q 2010 Financial Results - Summary

1Q ’10 Earnings
* Competitive Transition Assessment
Quarter Ended March 31,
2010
2009
Difference
UI
Distribution, CTA* and Other
9.9
$

6.8
$

3.1
$

Transmission
6.7

6.1

0.6

Total UI Net Income
16.6
$

12.9
$

3.7
$

UIL Corporate
(0.5)

(0.9)

0.4

Total Net Income
16.1
$

12.0
$

4.1
$

Average Shares Outstanding - Basic
30.0

25.2

4.8

EPS
0.53
$

0.48
$

0.05
$

The dilutive effect of the May 2009 issuance of 4,600,000 shares of common stock in the first quarter of 2010 was $0.10 per share.
1Q 2010 Financial Results

1Q ’10 Earnings
➢ Decoupling adjustment net of acceleration
 of previously approved ‘10 rate increase
➢ Increases in UI’s distribution rates
➢ Decrease in customer service allocation
 percentage to transmission
➢ Uncollectible write-offs are stabilizing and
 less uncollectibles are being allocated to
 other business units
➢ Increased depreciation and amortization
 due to amortization of ’09 pension
 regulatory asset
Transmission - growth in net income
➢ Earning on higher rate base and equity capitalization

Quarter Ended
March 31, 2010
Favorable/(Unfavorable)
(In Millions)
Operating revenues
Regulatory true-up items incl. decoupling adjustment
(2.1)
$

Distribution rates & pricing
6.0

Sales volume
0.8

Operation and maintenance (O&M) expense
Customer service - allocated
(0.2)

Uncollectibles
(0.5)

Depreciation and amortization
(1.6)

Other income and (deductions)
1.6

Interest expense
(0.5)

Other, net
1Q ‘10 Earnings Details Compared to the Same Period in ‘09
Distribution, CTA & Other

1Q ’10 Earnings
Solid Liquidity Position Enabling Future Growth
 ➢ No plans to issue additional equity in 2010
 ➢ Unrestricted cash and temporary investments of $11.4M as of 3/31/10
 ➢ $162M available under $175M short-term credit facility as of 3/31/10
 ➢ DPUC approved financing plan for up to $275M incremental debt during
 2010 through 2013

$103.5
$57.0
$64.5
$49.3
2010
2011
2012
2013
Pollution Control Put Bonds to be remarketed
Debt
UI Equity Bridge Loan

1Q ’10 Earnings
Liquidity outlook
 ➢ UIL & UI have a $175M joint credit facility due
 12/22/11 ($50M of limit available for UIL)
 » Short-term borrowings outstanding under this
 facility were $13M as of 3/31/10
 ➢ UIL also has an uncommitted money market
 loan facility
 » No outstanding balance as of 3/31/10
 ➢ UI must pay off $121.5M equity bridge loan to
 fund its portion of the contribution to GenConn
 on the commercial operation date for each
 facility, Devon 6/’10, Middletown 6/’11
 » Borrowings under this facility as of 3/31/10 were
 $114.4M
 ➢ UIL had $49.3M of long-term debt at the
 holding company as of 3/31/10, maturing in
 February 2011

Debt maturity schedule as of 3/31/10 ($M)
NONE
Solid liquidity position enabling future CapEx plans
$27.5M refunded 2/1/10
$4.3M sinking fund payment 2/16/10
$31.8
Debt Maturity and Liquidity Details

1Q ’10 Earnings
	Approximate 2010 Net Income *	2010 EPS
The United Illuminating Company
Distribution, CTA & Other	$31 - $33	$1.02 - $1.09
Transmission	26 - 28	0.85 - 0.93
GenConn	2 - 3	0.07 - 0.09
Total UI	$59 - $63	$1.98 - $2.10
Corporate	(3) - (2)	(0.09) - (0.05)
Total UIL	$57 - $62	$1.92 - $2.07
2009 Actual	$54.3	$1.94
Previous Guidance	$56 - $61	$1.87 - $2.02
Expectations are not intended to be additive
* Rounded to the nearest million
Guidance Assumptions
 ➢ 2010 EPS estimates include $0.15 per share dilution from May 2009 equity issuance, when compared to 2009
 ➢ Earnings from CTA are expected to decline $0.06-$0.08 per share in 2010
 ➢ GenConn Devon is expected to be on-line in June 2010
 ➢ Sustainable O&M cost savings in the Distribution business
 ➢ Distribution & CTA has a reasonable opportunity to earn its allowed ROE of 8.75% in 2010
 ➢ Transmission is expected to earn a weighted average return on equity of 12.3% to 12.5%
Increased 2010 EPS Guidance as of May 4, 2010

1Q ’10 Earnings
2010 Outlook
Connecticut’s economy
 ➢ Unemployment remains below national average
 » Non-seasonally adjusted rate as of 4/16/10: 9.3% CT // 10.2% national
 ➢ CT job losses are now easing
 » State added 6,400 jobs in 1Q ‘10
Our outlook
 ➢ Expect slight to modest economic growth in our service territory in 2010
 ➢ CT economy is stabilizing

1Q ’10 Earnings
2010 Regulatory Update
 ➢  Distribution rate increase effective 1/1/10
 » Incremental $19.4M over 2009 plus additional $21.6M for ’09 & ’10 pension cash recovery
 » $2.4M to the bottom line in equity return
 ➢ Decoupling analysis for the 2009 rate year ending 2/3/10 was filed with the department on 4/1/10 (DN 08-07-04)
 » Identified a net regulatory liability of approximately $0.5M - to be applied against the 2010 rate year decoupling adjustment
 ▶ Proposal seeks to net various regulatory adjustments against the 2009 rate year decoupling regulatory asset of $1.5M
 » Requested that the department decide if decoupling mechanism will remain in place beyond the 2010 rate year
 » On 4/28/10 the DPUC reopened the 2008 distribution rate case to examine the 2009 decoupling adjustment proposal and pilot (DN 08-07-04RE02)

1Q ’10 Earnings
2010 Regulatory Update - cont.
 ➢ Generic ROE proceeding (DN 09-10-06)
 » Comments from interested parties filed
 » Interrogatories issued on 4/22/10
 » Hearings set for end of June
 » Final decision expected mid October
 ➢ New DPUC commissioner - Anna Ficeto - effective 2/24/10
 » Former Chief Legal Counsel for the Governor of CT

UIL

Base Plan - GenConn Energy

Joint venture between UI and NRG

Regulated cost-of-service approach utilizing contract for differences

- Return on equity, lifetime floor - 9.75%

- Devon & Middletown units on schedule to be in-service in June 2010 & June 2011, respectively

  - On schedule to be in-service in June

GenConn energy

1Q ’10 Earnings
UI Equity Bridge Loan
➢ $121.5M in total à $114.4M drawn as of
 3/31/10
 » $57M due 6/1/10 with Devon in-service
 » $64.5M due 6/1/11 with Middletown in-service
NRG Equity Bridge Loan
➢ $121.5M in total
GenConn Project Financing
➢ $291M in total à includes $48M working
 capital facility
Financing
 ➢ 50/50 debt/equity
Status
 ➢ Devon Plant
 ➢ Middletown Plant
 » Construction underway
 ➢ GenConn rate case for establishment of ‘10
 revenue requirements filed in 12/09
 » Additional information on UIL’s website in the Investors
 section on the Regulatory page

1Q ’10 Earnings
Middletown
In-service June 2011
Devon
In-service June 2010
Construction site photos as of the March timeframe.
GenConn Energy - Current View of Progress

$175
$150
$125
$100
$75
$50
$25
$0
$M
$158
$144
$84
$75
$53
$53
Distribution
Transmission
GenConn
Previous '10 Est. - Feb. '10
Current '10 Est.

1Q ’10 Earnings
Changes from Previous Estimate
 ➢ Distribution
 » Core Support spending moved out
 to future years
 ▶ UI’s central facility peak construction
 shift from ’10 to ’11
 ➢ Transmission
 » Capacity spending moved out to
 future years
 ▶ Union and Grand Avenue substations
 spending shift from ’10 to ’11 and ‘12

Full 10-year Capex Plan Refresh .... coming Mid 2010
Current ’10 Estimate of $272M
Previous ’10 Estimate of $295M
** Changes in Capex primarily do
not affect rate base until 2012 **
2010 Capital Expenditure Forecast Update

1Q ’10 Earnings
Progressive pure-play
electric utility
Transmission focus
(FERC Regulated)
Regulation
 ➢ Virtually 100% regulated
 ➢ Long history of National 1st quartile reliability performance
 ➢ 20 year leader in Conservation & Load Management programs
 ➢ Smart Grid - ahead of the curve
 ➢ 2010 composite return on equity of approximately 12.3%-12.5% and capital structure of 50% equity
 ➢ Identified future investment opportunities
 ➢ Proven ability to execute, e.g. Middletown-to-Norwalk transmission line
 ➢ Recent distribution rate case includes favorable items such as revenue decoupling mechanism, pension tracker and cost of debt tracking mechanism
 ➢ Expected enhanced stability and predictability of earnings
UIL: progressive pure-play electric utility with significant growth opportunities and an attractive dividend yield
Conservative financial
strategy
 ➢ Commitment to investment grade credit profile
 ➢ Disciplined capital investment program
 ➢ Consistent history of dividend payments
High probability
growth
 ➢ $1.7 billion 10-year capital expenditure program
 ➢ Base plan provides significant growth - 90+% probability of occurrence
 ➢ GenConn: cost-of-service electric generation development underway
Investment Highlights

UIL

TRANSMISSION UPGRADE EFFICIENT G

TRANSMISSION UPGRADE EFFICIENT GENERATION LOWER EMISSIONS ENERGY EFF

ENERGY EFFICIENCY RENEWABLE ENERGY RESOURCES

1Q ’10 Earnings
Q&A